UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Hologic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(1) and 0-11

On November 5, 2025, Hologic, Inc. shared the following internal FAQ with its employees.

HOLOGIC TO BE ACQUIRED BY BLACKSTONE AND TPG

1.	Why are we selling the company?

•	We believe this is an excellent opportunity for Hologic as a whole, and more specifically for our stockholders, employees, customers and patients.

•	Hologic is well positioned for success as a private company, given our large businesses in stable, established sectors, and our strong profitability, cash flows and balance sheet.

•	With Blackstone and TPG, Hologic will be even better positioned globally, with fewer capital constraints and expanded resources to invest in growth and innovation.

2.	What is the rationale for the transaction?

Upon closing, Hologic will become a private company with enhanced flexibility and resources to accelerate growth and strengthen our leadership in women’s health globally.

Blackstone and TPG will enhance our ability to deliver critical medical technologies that benefit customers and patients.

•	The transaction delivers immediate and compelling value to Hologic stockholders.

3.	How did the transaction come about?

•	Leaders from Blackstone and TPG told us they have been following Hologic’s progress for many years.

•	A detailed history of the transaction will be included in Hologic’s proxy statement, which will be filed with the SEC and be publicly available in the coming weeks.

4.	Who are Blackstone and TPG?

•

Blackstone and TPG are two of the world’s most respected investment firms. Each has a long and successful track record of partnering with innovative healthcare companies to support their missions and enable growth.

5.	What approvals are needed? When is the acquisition expected to be final?

•	The Hologic Board of Directors unanimously approved the merger agreement and recommends that stockholders approve the transaction and adopt the merger agreement.

•

The transaction is expected to close in the first half of calendar 2026, subject to the approval of Hologic stockholders, the receipt of various required regulatory approvals, and other customary closing conditions.

6.	Will Hologic remain listed on the Nasdaq stock market?

•	Upon completion of the transaction, Hologic’s common stock will be delisted from Nasdaq and we will become a private company owned by Blackstone and TPG.

7.	Will Hologic continue to operate with the same name following closing?

The Company will continue to operate under the Hologic name and brand.

8.	How will this affect company culture?

•

Blackstone and TPG have spent considerable time meeting with management and discussing our unique culture, including our engagement results. We firmly believe their cultures and approaches are squarely aligned with ours—they are each excited about the chance to partner with us and work with our highly talented teams.

•	They know that our company culture – which is owned by our people – contributes significantly to our success.

•	Blackstone and TPG are fully committed to supporting our Purpose, Passion and Promise. They believe our Company, our people and our products play an indispensable role in advancing women’s health.

9.	How will this transaction affect our jobs overall?

•	Until closing, Hologic will continue to run its business as usual, operating independently from Blackstone and TPG.

•	For the vast majority of employees, we expect this change to be seamless, for day-to-day jobs to remain largely the same, and for this to be a long-term positive.

•	Blackstone and TPG’s operating model is to partner with management teams to improve results.

•

In addition, a key near-term priority for Blackstone and TPG will be continuity – specifically maintaining consistent production and sales of existing products, as well as excellent customer relationships.

10.	Are we allowed to trade Hologic stock freely before the transaction closes?

•

For most employees, nothing has changed with respect to your ability to trade. But everyone is still subject to our trading policy, which prohibits trading on material, non-public information, among other things.

•

Employees who are more directly involved with the transaction or integration planning may be subject to additional restrictions, and should consult with Anne Liddy or Mark Irving in Legal if they have questions.

Required Legal Disclosures

Cautionary Statement Regarding Forward-Looking Statements

These Qs and As include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “likely,” “future,” “strategy,” “potential,” “seeks,” “goal” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These forward-looking statements are based upon assumptions made by Hologic as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

These forward-looking statements are subject to a number of risks and uncertainties that could adversely affect Hologic’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, including without limitation, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Hologic stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Hologic’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Hologic to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and the risk that the holders of the CVRs will receive less-than-anticipated payments with respect to the CVRs after the closing of the proposed transaction. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Hologic Annual Report on Form 10-K for the fiscal year ended September 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Hologic from time to time with the SEC. These filings, when available, are available on the investor relations section of the Hologic website at https://investors.hologic.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hologic presently does not know of or that Hologic currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. Hologic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based, except as required by law.

Additional Information and Where to Find It

In connection with the proposed acquisition of Hologic by affiliates of Blackstone Inc. and TPG Capital, Hologic will file with the SEC a Proxy Statement of Hologic (the “Proxy Statement”). Hologic plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. HOLOGIC URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLOGIC, BLACKSTONE INC., TPG CAPITAL, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Hologic with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Hologic with the SEC by accessing the investor relations section of Hologic’s website at https://investors.hologic.com or by contacting Hologic investor relations at investors@hologic.com or calling 858-410-8904.

Participants in the Solicitation

Hologic and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Hologic stockholders in connection with the proposed transaction.

Information regarding the directors and executive officers of Hologic, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Hologic’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal No. 1—Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Securities Ownership by Directors and Executive Officers” and “Certain Relationships and Related-Party Transactions,” which was filed with the SEC on January 16, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/859737/000114036125001287/ny20038205x1_def14a.htm, and (ii) to the extent holdings of Hologic’s securities by its directors or executive officers have changed since the amounts set forth in Hologic’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0000859737&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.